UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE

As previously reported under Item 2.01 of the Current Report on Form 8-K filed by Freedom Holding Corp. (“FRHC”) with the Securities and Exchange Commission (the “Commission”) on December 29, 2020, FRHC completed its acquisition of all of the issued and outstanding ordinary shares, preferred shares and outstanding subordinated loans of Bank Kassa Nova JSC, now known as Bank Freedom Finance Kazakhstan JSC, a joint stock company incorporated in the Republic of Kazakhstan (“Bank”) on December 28, 2020. The acquisitions of the ordinary shares, preferred shares and subordinated loans are collectively referred to herein as the “Bank Acquisition.” The results of the Bank were included in FRHC’s consolidated financial statements for the nine months ended December 31, 2020.

In connection with FRHC’s acquisition of the Bank, FRHC is required under Item 9.01 to file with the Commission in this Amended Current on Form 8-K/A-1 (the “Amended 8-K”) (i) audited financial statements of the Bank for the years ended December 31, 2019 and 2018 prepared in accordance with accounting standards required by Commission rules (“Audited Financials”), (ii) interim unaudited financial statements of the Bank for the six months ended June 30, 2020 (“Interim Financials”), and (iii) pro forma financial information (“Pro Formas”). The Interim Financials and the Pro Formas are filed with and incorporated by reference in this Amended 8-K.

The financial statements of the Bank for the fiscal year ended December 31, 2019, were audited by Ernst & Young in accordance with International Standards of Auditing (“ISA”) and filed with Kazakhstani regulatory bodies and are publicly available. The financial statements of the Bank for the fiscal years ended December 31, 2019 and 2018, filed with and incorporated by reference in this Amended 8-K (“Annual Financials”) do not comply with the requirements of Item 9.01 because they were not audited in accordance with generally accepted auditing standards in the United States (“GAAS”) or auditing standards established by the PCAOB as required by Commission rules and do not include an audit report and are therefore, deemed unaudited. As the Bank and FRHC relied on the Annual Financials when preparing the Interim Financials and the Pro Formas, respectively, the Interim Financials and Pro Formas filed with this Amended 8-K may also require revision after the Annual Financials are conformed to GAAS or auditing standards established by the PCAOB.

The Bank requires additional time to complete the audit of its Annual Financials. While FRHC cannot be certain of the timing of the audit process, FRHC, the Bank and Ernst & Young are working to complete the audit in accordance with the auditing standards required by Commission rules as quickly as possible. FRHC will file an amendment to this Amended 8-K providing Audited Financials, as well as revised Interim Financials and Pro Formas, as necessary, as quickly as reasonably practicable and is targeting submission of such amendment within four to six weeks. FRHC also anticipates filing the required consent of Ernst & Young pertaining to those financial statements with that amendment. Currently, the Company does not expect the Annual Financials, Interim Financials and Pro Formas (collectively the “Incorporated Financial Information”) to change materially in connection with conforming them to the applicable auditing standard but cannot give complete assurance this will be the case. Readers should use due caution when using or evaluating the Incorporated Financial Information for any purpose. This Amended 8-K amends the original Current Report on Form 8-K to provide the Incorporated Financial Information.

Special Note About Forward-Looking Statements

This Amended 8-K contains “forward-looking” statements, including statements regarding the Bank Acquisition and the time when FRHC anticipates filing an amendment to this Amended Report providing financial statements and financial information that comply with the requirements of Item 9.01. All forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include delays in: (i) completion of the Audited Financials; (ii) preparation of any required revisions to the Interim Financials or Pro Formas; (iii) receipt of the required consent of Ernst & Young; and (iv) preparation and filing of an amendment to this Amended 8-K to file such information with the Commission, possible changes to the Incorporated Financial Information as a result of conforming them to the applicable auditing standard, potential adverse reactions or changes to business or employee relationships, responses of competitors in reaction to the Bank Acquisition, FRHC’s ability to successful integrate the Bank’s operations with its existing business and operations, the impact of changes to the Bank’s business focus post-acquisition, the ability to realize anticipated synergies following the Bank Acquisition, uncertainty of anticipated results of operations of the combined entity post-acquisition, as well as economic, business and regulatory risks and other factors identified in FRHC’s periodic and current reports filed with the Commission. All forward-looking statements are made only as of the date of this Amended 8-K and FRHC assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Financial Statements and Exhibits Acquired

(a)
Financial Statements of Businesses Acquired

(i)
Unaudited consolidated financial statements of “Bank Kassa Nova” JSC (SB of “ForteBank” JSC) as of December 31, 2019 and 2018, and for the years then ended are included as Exhibit 99.01 to this Amended Current Report on Form 8-K/A and incorporated by reference herein.

(ii)
The unaudited interim condensed consolidated financial statements of “Bank Kassa Nova” JSC (SB of “ForteBank” JSC) as of June 30, 2020 and for the six months ended June 30, 2020, are included as Exhibit 99.02 to this Amended Current Report on Form 8-K/A and are incorporated by reference herein.

(b)
Pro Forma Financial Information

(i)
The unaudited pro forma combined condensed consolidated financial statements of FRHC and the Bank with respect to the six months ended September 30, 2020, are included as Exhibit 99.03 to this Amended Current Report on Form 8-K/A and are incorporated by reference herein.

Exhibits

Exhibit No.	Exhibit Description
99.01	Unaudited consolidated financial statements of “Bank Kassa Nova” JSC (SB of “ForteBank” JSC) as of December 31, 2019 and 2018 and for the years then ended
99.02	Unaudited interim condensed consolidated financial statements of “Bank Kassa Nova” JSC (SB of “ForteBank” JSC) as of June 30, 2020 and for the six months ended June 30, 2020
99.03	Unaudited Pro Forma Condensed Combined Financial Information for the six months ended September 30, 2020 and the year ended March 31, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: March 16, 2021	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer